UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Trademark Drive, #108
Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 622 – 3448

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 12, 2024, Dragonfly Energy Holdings Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of two Class B directors to hold office until the 2027 annual meeting of stockholders; (ii) the adoption of a proposal to authorize the Board of Directors of the Company (the “Board”), in its discretion at any time within one year after stockholder approval is obtained, to effect a reverse stock split of only the then-outstanding shares of common stock (with no change to the authorized capital stock of the Company), at a ratio of not less than one-for-five (1:5) and not greater than one-for-twenty (1:20), with the exact ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split Proposal”); (iii) the adjournment of the Annual Meeting in the event that the number of shares of the Company’s common stock present or represented by proxy at the Annual Meeting and voting “FOR” the approval of the Reverse Stock Split Proposal were insufficient to approve such proposal (the “Adjournment Proposal”); and (iv) the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The voting results for each item of business voted upon at the Annual Meeting were as follows:

1.	The votes cast with respect to the proposal to elect the following Class B directors, Brian Nelson and Jonathan Bellows, as directors of the Company to hold office until the 2027 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Brian Nelson	25,142,813	1,571,560	9,305,545
Jonathan Bellows	25,140,976	1,573,397	9,305,545

As a result, the stockholders elected each nominee to serve as a Class B director of the Company.

2.	The votes cast with respect to the Reverse Stock Split Proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,233,543	7,510,695	275,679	1

As a result, the stockholders approved the Reverse Stock Split Proposal.

3.	The votes cast with respect to the Adjournment Proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,236,967	2,622,554	160,397	0

As a result, the stockholders approved the Adjournment Proposal. The Adjournment Proposal was deemed not necessary and not acted upon at the Special Meeting as a result of the approval of the Reverse Stock Split Proposal.

4.	The votes cast with respect to the proposal to ratify Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,102,414	1,068,988	848,516	0

As a result, the stockholders ratified the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Date:	November 12, 2024	By:	/s/ Denis Phares
		Name:	Denis Phares
		Title:	Chief Executive Officer and Interim Chief Financial Officer